Covisint Corporation: First Quarter Fiscal 2015 Results July 29, 2014

Forward Looking Information 2 This presentation contains “forward-looking” statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, any projections of financial information; any statements about historical results that may suggest trends for our business and results of operations; any statements of the plans, strategies and objectives of management for future operations; any statements of expectation or belief regarding future events, potential markets or market size, technology developments, or enforceability of our intellectual property rights; and any statements of assumptions underlying any of the foregoing. These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from our current expectations as a result of many factors, including but not limited to: quarterly fluctuations in our business and results of operations; our ability to address market needs and sell our applications and services successfully; the general market conditions of the industry; and the effects of competition. These and other risks and uncertainties associated with our business are described in our Annual Report on Form 10-K for the fiscal year ended March 31, 2014. We assume no obligation and do not intend to update these forward-looking statements. In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures. These historical and forward-looking non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation between GAAP and non-GAAP measures is included in the appendix to this presentation. Covisint is a registered trademark of Covisint Corporation. This presentation also contains additional trademarks and service marks of ours and of other companies. We do not intend our use or display of other companies’ trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, these other companies.

FY15: Transition Year 3 • Leadership and Organization – SVP Marketing search – Reorganization • Software/Services to Software Focus – Sales Organization re-focusing message and go-to-market – Certified Partner Program – Healthcare application business transition • Strategic Partnerships – Cisco relationship • Cost and Revenue Alignment – Executed expense reduction, though it took a bit longer than aggressive plan

Non-GAAP* Income Statement ($ in thousands) Q1’FY15 Non-GAAP Financial Overview Guidance Summary 4 Q1’FY15 Y/Y Q/Q REVENUE Subscription 15,509 (3)% (9)% Services 6,078 (26)% (18)% Total revenue 21,587 (10)% (12)% COST OF REVENUE 13,108 12% (3)% GROSS PROFIT 8,479 (32)% (23)% Gross margin 39% OPERATING EXPENSES Research and development 3,840 (14)% (11)% Sales and marketing 9,027 25% 11% General and administrative 4,114 (20)% (16)% Total operating expenses 16,981 Operating Loss (8,502) Other Income 22 Income (loss) before tax (8,480) Income tax provision 25 NET INCOME (LOSS) (8,505) Diluted EPS (0.23) FY15 Q2’FY15 Subscription Revenue** (2)% - 0% (2)% - (1)% Services Revenue** (34)% - (24)% (37)% - (32)% Total Revenue** (11)% - (9)% (17)% - (13)% Total Shares 38.8 mil 38.0 mil * Excludes the impact of stock option compensation and the expensing of certain R&D costs (rather than capitalizing such costs). ** Y/Y growth

Appendix

Q1’FY15 Non-GAAP Reconciliation 6 Q1’FY15 General and administrative 5,546 Adjustments: Stock compensation expense 1,432 General and Administrative, non-GAAP 4,114 Net income (loss) (12,116) Adjustments: Capitalized internal software costs (790) Stock compensation expense 2,618 Amortization of intangibles 1,783 Net income (loss), non-GAAP (8,505) Diluted EPS (0.32) Adjustments: Capitalized internal software costs (0.02) Stock compensation expense 0.06 Amortization of intangibles 0.05 Diluted EPS, non-GAAP (0.23) Q1’FY15 Cost of Revenue 15,266 Adjustments: Stock compensation expense 515 Cost of revenue–amortization of capitalized software 1,643 Cost of revenue, non-GAAP 13,108 Research and development 3,116 Adjustments: Capitalized internal software costs (790) Stock compensation expense 66 Research and development, non-GAAP 3,840 Sales and marketing 9,772 Adjustments: Stock compensation expense 605 Amortization of customer relationship agreements 140 Sales and marketing, non-GAAP 9,027